UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

Seelos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-22245	87-0449967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue, 2nd Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 293-2100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SEEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Lind Note Amendment

On May 19, 2023, Seelos Therapeutics, Inc. (the “Company”) entered into Amendment No. 3 (the “Note Amendment”) to that certain Convertible Promissory Note No. 1 in the initial principal amount of $22,000,000, as amended (as so amended, the “Note”), issued by the Company to Lind Global Asset Management V, LLC (together with its successors and representatives, the “Holder”) on November 23, 2021.

Pursuant to the Note Amendment, the Company and the Holder agreed, among other things, that: (A) effective as of May 19, 2023, the outstanding principal amount the Note was increased by $1,250,000 to $17,750,000; (B) the Company shall not be required to maintain any minimum balance of cash or cash equivalents with one or more financial institutions prior to September 15, 2023, and that it shall thereafter be required to maintain an aggregate minimum balance equal to 50% of the then outstanding principal amount under the Note or more in cash or cash equivalents with one or more financial institutions; (C) effective as of September 15, 2023, upon an Event of Default (as defined in the Note), the Holder shall have the right to convert the then outstanding principal amount of the Note into shares of the Company’s common stock (“Common Stock”) at the lower of (x) the then-current conversion price (which is currently $6.00 per share, subject to adjustment in certain circumstances as described in the Note) and (y) 85% of the average of the five lowest daily volume weighted average price of the Common Stock during the 20 trading days prior to the delivery by the Holder of a notice of conversion; (D) all payments of accrued interest and monthly payments of the outstanding principal amount payable by the Company for the months of May, June, July, August and September 2023 (collectively, the “May Through September Payments”) shall be paid by the Company to the Holder in a combination of cash and shares of Common Stock (with such combination determined at the Company’s option), and the number of shares to be issued calculated as previously provided in the Note (determined by dividing the principal amount plus interest (if any) being paid in shares by 90% of the average of the five lowest daily volume weighted average price of Common Stock during the 20 trading days prior to each respective payment date); provided that no less than $600,000 of the monthly principal payments for the months of May, June, July, August and September 2023 shall be paid in cash, with the remainder paid in shares of Common Stock.

The Note Amendment also includes a leak-out provision whereby the Holder has agreed from May 19, 2023 and ending at 4:00 p.m. on the earlier of (a) September 15, 2023, or (b) the trading day following the date of public announcement by the Company of the full readout of the Phase 2 data with respect to SLS-002 in acute suicidal ideation and behavior in patients with major depressive disorder (such period, the “Restricted Period”), the Holder shall not sell, dispose or otherwise transfer, directly or indirectly (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions), on any trading day during the Restricted Period, shares of Common Stock in an amount representing more than 8% of the trading volume of the Common Stock on each applicable trading day; subject to certain exceptions, including that this restriction will not apply to sales by the Holder of Common Stock above $1.00.

As consideration for entering into the Note Amendment, on May 19, 2023, the Company issued to the Holder 1,000,000 shares of restricted Common Stock (the “Consideration Shares”). The Company also agreed to file a Registration Statement on Form S-3 (or Form S-1, if Form S-3 is not available to the Company) with the Securities and Exchange Commission (the “SEC”) covering the public resale of all of the Consideration Shares, on the earlier of (i) September 15, 2023, or (ii) one trading day following the date of public announcement by the Company of the full readout of the Phase 2 data with respect to SLS-002 in acute suicidal ideation and behavior in patients with major depressive disorder.

Securities Purchase Agreement Amendment

Simultaneously with the entry into the Note Amendment, on May 19, 2023, the Company entered into Amendment No. 1 (the “Purchase Agreement Amendment”) to that certain Securities Purchase Agreement, dated as of March 14, 2023 (the “Securities Purchase Agreement”) with the purchasers identified on the signature pages thereto (the “Purchasers”), pursuant to which the Purchasers agreed to, among other things, waive certain restrictions on issuing and registering shares of Common Stock contained within the Securities Purchase Agreement to permit the Company to make the May Through September Payments in a combination of cash and shares of Common Stock as contemplated in the Note Amendment, to issue the Consideration Shares to the Holder and to register the Consideration Shares for resale as contemplated in the Note Amendment.

The Purchase Agreement Amendment also includes a leak-out provision whereby the Purchasers agreed that during the Restricted Period, the Purchasers shall not sell, dispose or otherwise transfer, directly or indirectly (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions), on any trading day during the Restricted Period, shares of Common Stock representing more than an aggregate of 8% of the trading volume of the Common Stock on each applicable trading day; subject to certain exceptions, including that this restriction will not apply to sales by the Purchasers of Common Stock above $1.00.

As consideration for the Purchasers entering into the Purchase Agreement Amendment, on May 19, 2023, the Company issued to the Purchasers common stock warrants to purchase up to an aggregate of 4,000,000 shares of Common Stock (the “May Warrants”). The exercise price of the May Warrants is $1.06 per share, subject to adjustment as provided therein, and the May Warrants will be exercisable beginning on the six month anniversary of the issuance date and will expire on the date that is five and a half years following the original issuance date. Each holder of a May Warrant will not have the right to exercise any portion of its May Warrant if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (the “Warrant Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to the Company, the holder may increase the Warrant Beneficial Ownership Limitation, but not to above 9.99%. The exercise price and number of shares of Common Stock issuable upon the exercise of the May Warrants will be subject to adjustment in the event of any stock dividend, stock split, reverse stock split, recapitalization, reorganization or similar transaction, as described in the May Warrants. If a registration statement covering the issuance of the shares of Common Stock issuable upon exercise of the May Warrants is not available for the issuance, then the holders may exercise the May Warrants by means of a “cashless exercise.”

The Note Amendment and the Purchase Agreement Amendment contain customary representations and warranties of the Company, the Holder and the Purchasers. The representations, warranties and covenants contained in the Note Amendment, the Purchase Agreement Amendment and the May Warrants were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties therein, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Note Amendment, the form of Purchase Agreement Amendment and the form of May Warrant are incorporated herein by reference only to provide investors with information regarding the terms of the Note Amendment, the Purchase Agreement Amendment and the May Warrants, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The foregoing summaries of the Note Amendment, the Purchase Agreement Amendment and the May Warrants do not purport to be complete and are qualified in their entirety by reference to the copies of the Note Amendment, the form of Purchase Agreement Amendment and form of the May Warrant filed herewith as Exhibits 4.1, 10.1 and 4.2, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

The Consideration Shares were offered and sold to the Holder, and the May Warrants and the shares of Common Stock issuable upon exercise of the May Warrants (such shares, collectively with the May Warrants and the Consideration Shares, the “Securities”) were offered and sold to the Purchasers, on May 19, 2023 in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. The Holder and each Purchaser represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the applicable Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities have not been registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock, notes, warrants or any other securities of the Company.

Item 3.03	Material Modification to Rights of Security Holders.

On May 18, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles”), to increase the number of authorized shares of Common Stock to a total of 480,000,000.

On May 18, 2023, the Company filed a Certificate of Amendment to the Articles (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada to increase the number of authorized shares of Common Stock from 240,000,000 to 480,000,000. Any newly authorized shares of Common Stock were identical to the shares of Common Stock previously authorized and outstanding. The Certificate of Amendment did not alter the voting powers or relative rights of the Common Stock.

The Certificate of Amendment had no immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. To the extent any of the Company’s outstanding warrants, options or other convertible securities are exercised, or the Company issues additional shares of Common Stock in the future, the Company’s stockholders will experience dilution. The Company’s Board of Directors has no current plan to issue shares from the additional authorized shares provided by the Certificate of Amendment. However, any future issuance of additional authorized shares of Common Stock may, among other things, dilute the earnings per share of the Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of the Common Stock.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2023, the Company held the Annual Meeting. At the Annual Meeting, a total of 86,035,070 shares, or 70.6% of the Common Stock issued and outstanding as of the record date, were represented virtually or by proxy.

At the Annual Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2023.

Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.

Proposal No. 1: To elect two Class III directors, Margaret Dalesandro, Ph.D. and Richard W. Pascoe, nominated by the Company’s Board of Directors, to serve until the Company’s 2026 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Margaret Dalesandro, Ph.D.	45,742,271	16,787,800	23,504,999
Richard W. Pascoe	44,352,245	18,177,826	23,504,999

Proposal No. 2: To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstentions
79,992,858	5,498,430	543,782

Proposal No. 3: To conduct an advisory (non-binding) vote on executive compensation.

For	Against	Abstentions	Broker Non-Votes
43,555,540	17,176,340	1,798,191	23,504,999

Proposal No. 4: To approve an amendment to the Company’s Articles to increase the number of authorized shares of Common Stock to a total of 480,000,000.

For	Against	Abstentions
65,747,011	19,310,768	977,291

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment to the Amended and Restated Articles of Incorporation of Seelos Therapeutics, Inc., filed May 18, 2023.
4.1	Amendment No. 3 to Convertible Promissory Note, by and between Seelos Therapeutics, Inc. and Lind Global Asset Management V, LLC, dated May 19, 2023.
4.2	Form of Warrant, dated May 19, 2023.
10.1*	Form of Amendment No. 1 to Securities Purchase Agreement, by and between Seelos Therapeutics, Inc. and each purchaser identified on the signature pages thereto, dated May 19, 2023.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

* Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seelos Therapeutics, Inc.

Date: May 19, 2023	By:	/s/ Raj Mehra, Ph.D.
Name: Raj Mehra, Ph.D.
Title: Chief Executive Officer and President